Exploration expense (Notes)	6 Months Ended
Jun. 30, 2020
Disclosure of exploration and evaluation assets [Abstract]
Disclosure of exploration and evaluation assets [text block]
Exploration expense
Exploration expense in the second quarter and half year was $9,674 million and $9,876 million and includes exploration expenditure write-offs of $9,618 million (tax credit of $1,490 million, $8,128 million after tax) and $9,716 million (tax credit of $1,514 million, $8,202 million after tax) respectively. All exploration expenditure is recorded within the Upstream segment.
The exploration write-offs principally arose following management's re-assessment of expectations to extract value from certain exploration prospects as a result of a review of the group's long-term strategic plan and changes in the group's long-term price assumptions. The exploration write-offs for the second quarter principally arose in Angola, Brazil, Canada, Egypt, India and the Gulf of Mexico.